                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the  appropriate  box:
[ ] Preliminary  proxy  statement
[X] Definitive  proxy statement
[ ] Definitive  additional  materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              ARK RESTAURANTS CORP.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

                              ARK RESTAURANTS CORP.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


    (2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------


    (4)   Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

     (1)   Amount previously paid:
--------------------------------------------------------------------------------


     (2)   Form, schedule or registration statement no.:

--------------------------------------------------------------------------------


     (3)   Filing party:

--------------------------------------------------------------------------------


     (4)   Date filed:

                              ARK RESTAURANTS CORP.
                                 85 Fifth Avenue
                            New York, New York 10003
                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 March 19, 1996

To Shareholders of
ARK RESTAURANTS CORP.

              NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the "Company") will be held on March 19, 1996 at 10:00 A.M. at Bryant Park Grill, located at 25 West 40th Street, New York, New York for the following purposes:

              (1) To elect a board of seven directors;

              (2) To approve the Ark Restaurants Corp. 1996 Stock Option Plan;

              (3) To ratify the appointment of Deloitte & Touche LLP as
                  independent auditors for the 1996 fiscal year;

              (4) To transact  such other  business as may properly  come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 8, 1996 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

         YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.


                                 By Order of the Board of Directors,


                                 Vincent Pascal
                                 Secretary
New York, New York
February 9, 1996

                              ARK RESTAURANTS CORP.

                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Ark Restaurants Corp., a New York corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M. on March 19, 1996 and at any adjournment or adjournments thereof (the "Meeting").

         If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein and if no instructions are given, will be voted (i) IN FAVOR of the nominees for election as directors; (ii) IN FAVOR of adoption of the Company's 1996 Stock Option Plan; and (iii) IN FAVOR of the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the 1996 fiscal year. Election of directors is by a plurality of votes cast at the Meeting in person or by proxy. Approval of the Company's 1996 Stock Option Plan requires the affirmative vote of the holders of a majority of votes cast at the Meeting in person or by proxy. All other proposals to be considered at the Meeting will be determined by a plurality of votes cast at the Meeting in person or by proxy.

         The proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date, or by voting in person at the Meeting. Such revocation will not affect any vote taken prior thereto. The mere presence at the Meeting of the person appointing a proxy will not revoke the appointment.

         The approximate date this Proxy Statement and the accompanying Proxy were first mailed to shareholders was on or about February 9, 1996. The Company's principal executive offices are located at 85 Fifth Avenue, New York, New York 10003.


                        VOTING SECURITIES -- RECORD DATE

         Only holders of record of the Company's Common Stock at the close of business of February 8, 1996 will be entitled to notice of and to vote at the Meeting. On that date 3,241,045 shares of Common Stock were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information at February 8, 1996 with respect to the beneficial ownership of shares of Common Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for election as director of the Company, and (iii) all officers and directors of the Company as a group:

Name and Address                      Amount and Nature of
of Beneficial Owner                  Beneficial Ownership(1)    Percent of Class
-------------------                  -----------------------    ----------------
Michael Weinstein..........             1,023,988(2)                31.5%
85 Fifth Avenue
New York, New York 10003

FMR Corp. .................               225,100(3)                 6.9%
82 Devonshire Street
Boston, Massachusetts 02109

Bruce R. Lewin ............               162,000(4)                 5.0%
c/o Lewin Art, Inc. .......
150 East 69th Street
New York, New York 10021

Vincent Pascal ............                94,680(5)                 2.5%
85 Fifth Avenue
New York, New York 10003

Robert Towers .............                65,650(6)                 1.9%
85 Fifth Avenue
New York, New York 10003

Donald D. Shack ...........                52,603(7)                 1.4%
530 Fifth Avenue
New York, New York 10036

Andrew Kuruc .............                 28,375(8)         Less than 1%
85 Fifth Avenue
New York, New York 10003

Jay Galin .................                26,000(9)         Less than 1%
520 Eighth Avenue
New York, New York 10018

Ernest Bogen ..............                17,320(10)        Less than 1%
85 Fifth Avenue
New York, New York 10003

All directors and officers as a
  group (seven persons).......          1,308,616(11)               39.0%

(1) Except to the extent otherwise indicated, to the best of the Company's knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him.

(2) Includes 33,500 shares owned by The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power, 12,000 shares owned by Mr. Weinstein's spouse as custodian for their children under the Uniform Gifts to

       Minors Act, and 3,250 shares issuable upon exercise of currently exercisable options granted under the Company's 1985 Stock Option Plan.

(3) Based upon information set forth in Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on or about February 13, 1995, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 225,100 shares or 6.9% of the Common Stock of the Company as a result of acting as investment adviser to several investment companies. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 225,100 shares. Mr. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the aforementioned investment companies each has the power to dispose of the 225,100 shares.

(4) Based upon information set forth in a Schedule 13D filed by Mr. Lewin with the Securities and Exchange Commission on or about January 7, 1991.

(5) Includes 13,250 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(6) Includes 3,250 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(7) Includes 7,500 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan and 40,000 shares owned by Skylark Partners, a partnership of which Mr. Shack is a general partner.

(8) Includes 9,375 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(9) Includes 7,500 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(10) Includes 7,320 owned by Mr. Bogen's spouse, as to which Mr. Bogen disclaims beneficial ownership.

(11) Includes 44,125 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.



         In the event of the death of Michael Weinstein, the Company has agreed to purchase from his estate, at the option of his executor or legal representative, such number of shares of Common Stock as may be purchased with the proceeds of a $5,000,000 insurance policy maintained by the Company on the life of Mr. Weinstein, at a price per share equal to the greater of the then book value or the then fair market value of such shares. The Company is obligated to maintain $5,000,000 of insurance on the life of Mr. Weinstein during the term of the agreement.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         A board of seven directors is to be elected at the Meeting. Unless a proxy shall specify that it is not to be voted for the directors, it is intended that the shares represented by each duly executed and returned proxy will be voted IN FAVOR of the election as directors of the persons named below.

         Each of the persons named below is at present a director of the Company. If for any reason any nominee is not a candidate for election at the Meeting, such proxies will be voted for a substitute nominee and for the others named below. The Board does not anticipate that any of the nominees will not be a candidate.


                                                  Principal Occupation and                               Director
     Name                   Age                   Position with the Company                                Since


Ernest Bogen(1)             64           Chairman of the Board of the Company                              1983
Michael Weinstein(2)        52           President of the Company                                          1983
Vincent Pascal(3)           52           Vice President and Secretary of the Company                       1985
Robert Towers(4)            48           Vice President and Treasurer of the Company                       1987
Andrew Kuruc(5)             38           Vice President and Controller of the Company                      1989
Donald D. Shack(7)          67           Attorney, member of law firm of Shack & Siegel,                   1985
                                           P.C., general counsel to the Company
Jay Galin(8)                59           President, G. & G. Shops, Inc.                                    1988

-------
(1) Ernest Bogen has been a director of the Company since its inception in January 1983 and was also Secretary until September 1985 and Treasurer until March 1987. He was elected Chairman of the Board of Directors of the Company in September 1985. Since 1978, Mr. Bogen has been an officer, director and 25% shareholder of Easy Diners, Inc., a restaurant management company which operates a restaurant in New York City. Since 1976, Mr. Bogen has been an officer, director and shareholder of Teacher's
      Restaurant Limited, which owns and operates another restaurant in New York. For the past four years, Mr. Bogen has also been the majority owner of Compass Cafe, Inc., the owner and operator of a restaurant and market in South Miami Beach, Florida. Since October 1994 and October 1995, respectively, Mr. Bogen has been the majority owner of Palace Grill, Inc. and Washington Tavern, Inc. each of which owns and operates a restaurant in Miami Beach, Florida.

(2) Michael Weinstein has been President and a director of the Company since its inception in January 1983. Mr. Weinstein has been an officer, director and 25% shareholder of Easy Diners, Inc. since 1978 and a director and shareholder of Teacher's Restaurant Limited since 1976. Mr. Weinstein spends substantially all of his business time on Company-related matters.

(3) Vincent Pascal was elected Vice President and a director of the Company in October 1985. Mr. Pascal became Secretary of the Company in January 1994.

(4) Robert Towers has been employed by the Company since November 1983 and was elected Vice President, Treasurer and a director in March 1987.

(5) Andrew Kuruc was elected Vice President of the Company in 1993 and a director of the Company in November 1989. Mr. Kuruc has been employed as Controller of the Company since April 1987.

(6) Donald D. Shack was elected a director of the Company in October 1985. Since April 1993, Mr. Shack has been a member of the law firm of Shack & Siegel, P.C., general counsel to the Company. From January 1990 to April 1993, Mr. Shack was a member of the law firm of Whitman & Ransom, which firm was general counsel to the Company during that time. Mr. Shack is also a director of the following publicly-held companies: Andover Togs, Inc., International Citrus Corporation and Just Toys, Inc.

(7) Jay Galin was elected a director of the Company in January 1988. For more than the past five years, Mr. Galin has been President of G. & G. Shops, Inc., a chain of retail clothing stores.

                             ------------------------------

         The Company provides purchasing and bookkeeping services to restaurants in which Messrs. Weinstein and Bogen have interests, for which the Company receives a fee which has not exceeded [$30,000] in any fiscal year.

         All officers of the Company are elected by and serve at the pleasure of the Board. There are no family relationships among any of the directors.

          Messrs. Galin and Shack, the Company's non-employee directors, were each paid $5,000 in fiscal year 1995 for their services to the Company as directors.

         The Company made loans to Robert Towers and Vincent Pascal, which loans were made in large part in connection with the exercise of stock options as provided under the Company's 1985 Stock Option Plan. All of the loans bear interest at the prime rate in effect from time to time. The loans which were not made in connection with the exercise of stock options ($19,314 in the case of Mr. Towers and $22,860 in the case of Mr. Pascal) are due and payable on or before June 30, 1996; the remaining loans are payable on demand. During fiscal 1995, the largest amount of indebtedness of Mr. Towers outstanding at any one time was $112,330. As of January 24, 1996, Mr. Towers was indebted to the Company in the amount of $254,600. During fiscal 1995, the largest amount of indebtedness of Mr. Pascal outstanding at any one time was $53,673. As of January 24, 1996, Mr. Pascal was indebted to the Company in the amount of $103,655.

Meetings and Committees of the Board of Directors

          Messrs. Shack and Bogen currently serve as members of the Stock Option Committee of the Board. The Stock Option Committee administers the Plan. The Stock Option Committee took action by unanimous written consent one time during the past fiscal year.

         Messrs. Galin and Shack currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing the Company's accounting policies. The Audit Committee did not meet during the past fiscal year.

          Messrs. Bogen, Galin and Shack currently serve as members of the Compensation Committee. The Compensation Committee is responsible for reviewing the Company's compensation policies, establishing the compensation for the President and Chief Executive Officer of the Company and making recommendations on compensation for other executive officers of the Company. The Compensation Committee held one meeting during the past fiscal year.

         The Company does not now, and did not during the past fiscal year, have a Nominating Committee.

         During the Company's past fiscal year, the Board held three meetings. Each member of the Board attended all meetings of the Board and committees on which he served except for Ernest Bogen who did not attend two of the Board meetings.

                             EXECUTIVE COMPENSATION

      The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 1995, 1994 and 1993 fiscal years, of those persons who were, at September 30, 1995, (i) President and Chief Executive Officer of the Company and (ii) the other four most highly compensated executive officers of the Company.

                                            SUMMARY COMPENSATION TABLE



                                                                                  Annual        Long-Term
                                                                               Compensation   Compensation
      Name and Principal Position                                     Year      Salary ($) Options Awarded (#)
      ---------------------------                                     ----      ---------- -------------------


Michael Weinstein...............................................      1995        316,950       13,000(1)
      President and Chief Executive Officer                           1994        316,950             ---
                                                                      1993        302,236             ---

Vincent Pascal    ..............................................      1995        163,994       13,000(1)
      Vice President and Secretary                                    1994        149,400             ---
                                                                      1993        140,506             ---

Robert Towers....................................................     1995        154,900       13,000(1)
      Vice President and Treasurer                                    1994        154,900             ---
                                                                      1993        147,621             ---

Andrew Kuruc....................................................      1995        140,000        7,500(1)
      Vice President and Controller                                   1994        140,000             ---
                                                                      1993        123,310             ---

Jane Fincke Ellis...............................................      1995        160,000             ---
      Managing Director of Marketing and  Development                 1994        160,000             ---
                                                                      1993        ---                 ---

-----------------------------
      (1) Such option was granted on October 20, 1994 pursuant to the Company's 1985 Stock Option Plan.

The table shown below sets forth certain information at September 30, 1995 with respect to options to purchase the Company's Common Stock granted in fiscal year 1995 under the Company's 1985 Stock Option Plan for the President and Chief Executive Officer of the Company and the other four most highly compensated executive officers during the past fiscal year.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     Potential Realizable Value at
                                                                                                     Assumed Annual Rates of Stock
                                                                                                         Price Appreciation for
                                       Individual Grants                                                        Option Term
----------------------------------------------------------------------------------                 ----------------------------


                                              Percent of Total
                                               Options Granted
                                               to Employees in    Exercise
                                Options            Fiscal           Price         Expiration
          Name                Granted (#)           1995          ($/Share)           Date             5% ($)            10% ($)
         ------              -------------          -----         ---------          ------           --------          --------

Michael Weinstein               13,000              16.0%            8.00          10/20/1999           65,405          165,749

Vincent Pascal                  13,000              16.0%            8.00          10/20/1999           65,405          165,749

Robert Towers                   13,000              16.0%            8.00          10/20/1999           65,405          165,749

Andrew Kuruc                     7,500              9.3%             8.00          10/20/1999           37,734           95,624

Jane Fincke Ellis                5,000              6.2%             8.00          10/20/1999             ----            ----
(1)


-------------------
(1) The Options terminated as a result of change in the optionee's employment status with the Company.

                  The table shown below sets forth certain information at September 30, 1995 with respect to unexercised options to purchase shares of the Company's Common Stock under the Company's Stock Option Plan for the President and Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company during the past fiscal year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                         Shares                               Number of Unexercised    Value of Unexercised in-the-
                                      Acquired on             Value             Options at Fiscal        Money Options at Fiscal
              Name                    Exercise (#)        Realized ($)           Year-End (#)(1)             Year-End ($)(2)
              ----                    ------------        ------------           ---------------             ---------------



Michael Weinstein................         None                 ---                      0                             0

Vincent Pascal...................        12,900               91,913                  30,000                       300,000

Robert Towers ...................        22,400              159,600                  30,000                       300,000

Andrew Kuruc.....................         5,000               35,000                   7,500                        75,000

Jane Fincke Ellis................         None                 ---                      0                             0




-----------------------------

(1) All of the options reflected in the foregoing table are immediately exercisable.

(2) Based on the closing sale price on the NASDAQ/National Market System of the Company's Common Stock on September 29, 1995.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

         The graph set forth below compares the cumulative total shareholder return on the Company's Common Stock for the period commencing September 29, 1990 and ending September 30, 1995 against the cumulative total return on the NASDAQ Market Index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company. This graph assumes a $100 investment in the Company's Common Stock and in each index on September 29, 1990 and that all dividends paid by companies included in each index were reinvested.










                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                              [PERFORMANCE GRAPH]


                               ----------------FISCAL YEAR ENDING------------


                               1990      1991    1992    1993    1994    1995

ARK RESTAURANTS CP              100     213.33  320.00  500.00  400.00  533.33
INDUSTRY INDEX                  100     140.32  174.47  209.18  198.77  246.68
BROAD STREET                    100     134.19  131.96  171.62  181.61  220.50

                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee, consisting of Messrs. Bogen, Galin and Shack, determines the compensation of the President and sets policies for and reviews with the President the compensation awarded to the other principal executives.

         The Company's current executive officers consist of the President, Messrs. Pascal, Towers and Kuruc. The two elements of their compensation have been salary and stock options.

         The President is the founder of the Company. He owns over 1,020,000 shares of Company stock, almost 32% of the outstanding shares. The Compensation Committee believes he is very substantially motivated, both by reason of stock ownership and commitment to the Company, to act on behalf of all shareholders to optimize overall corporate performance. Accordingly, the Compensation Committee has not considered it necessary to specifically relate the President's compensation to corporate performance.

         The President's annual salary was increased from $302,236 to $316,950 during fiscal 1994 and was unchanged in 1995. The Compensation Committee believes the compensation paid to the President to be comparable or less than that generally paid to chief executive officers at comparable companies. In 1987, he received options to purchase 40,000 shares of Common Stock, and in October 1994, he received options to purchase an additional 13,000 shares of Common Stock. He has received no other options.

           The Compensation Committee relies extensively on the views of the President in determining salaries paid to Messrs. Pascal, Towers and Kuruc.
Their salary levels are believed to be competitive with amounts paid to executives with comparable qualifications, experience and responsibilities at companies of comparable size and also reflect assessments of past performance and expectations concerning future contributions to the Company and its business.

         It is through the use of stock options that the Company has endeavored to relate corporate performance and compensation of the other executives. The Board believes that significant stock ownership is a major incentive in building shareholder wealth and aligning the interests of employees and shareholders. In October 1994, Mr. Towers and Mr. Pascal each received options to purchase 13,000 shares of Common Stock and Mr. Kuruc received options to purchase 7,500 shares of Common Stock.

         Stock options are granted by the Company's Stock Option Committee consisting of Messrs. Shack and Bogen. They consult with the Compensation Committee in awarding options to the Company's executives. All options granted under the Plan were granted at an exercise price equal to market price on the date of grant.


  Jay Galin                  Ernest Bogen                        Donald D. Shack


Compensation Committee Interlocks and Insider Participation

         Ernest Bogen is Chairman of the Board of the Company and formerly an executive officer of the Company. Donald D. Shack is a member of the firm of Shack & Siegel, P.C., general counsel to the Company.

          PROPOSAL 2: ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN



         The Company's 1985 Stock Option Plan, by its terms, expired on September 30, 1995. Accordingly, in order to provide the Company the ability to issue additional options, the Board adopted the 1996 Stock Option Plan (the "1996 Plan") effective January 10, 1996, subject to approval by the Company's stockholders, pursuant to which the Company may issue options to acquire up to 135,000 shares of its Common Stock. The 1996 Plan is intended to encourage stock ownership by directors, officers, employees, independent contractors and advisors of the Company and its subsidiaries and thereby enhance their proprietary interest in the Company.

         A summary of the signification provisions of the Plan is set forth below.

Administration of the 1996 Plan

         The 1996 Plan is administered by a committee (the "Committee") consisting of two or more persons who are appointed by, and serve at the pleasure of, the Board and each of whom is a "disinterested person" as that term is defined in Rule 16b of the General Rules and Regulations under the Securities Exchange Act of 1934. Subject to the express provisions of the 1996 Plan, the Committee has the sole discretion to determine to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to each option and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant. Options are designated at the time of grant as either "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code (the "Code") or "non-qualified options" which do not so qualify.

         The Committee may amend, suspend or terminate the 1996 Plan at any time, except that no amendment may be adopted without the approval of shareholders which would (i) increase the maximum number of shares which may be issued pursuant to the exercise of options granted under the Plan; (ii) change the eligibility requirements for participation in the 1996 Plan; (iii) permit the grant of any incentive stock option under the 1996 Plan with an option price of less than 100% of the fair market value of the shares at the time such incentive stock option is granted; or (iv) extend the term of any incentive stock options or the period during which any incentive stock options may be granted under the 1996 Plan.

          Unless the 1996 Plan is terminated earlier by the Board, the 1996 Plan will terminate on January 9, 2006.

Shares Subject to the Plan

         Subject to adjustments resulting from changes in capitalization and assuming approval of this Proposal by shareholders, no more than 135,000 shares of Common Stock may be issued pursuant to the exercise of options granted under the 1996 Plan. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the 1996 Plan.

         Under certain circumstances involving a change in the number of shares of Common Stock without the receipt by the Company of any consideration therefor, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted under the 1996 Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the 1996 Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. An option may not be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the option holder may be exercised only by such holder.

Participation

         The Committee is authorized to grant incentive stock options from time to time to such employees of the Company or its subsidiaries, as the Committee, in its sole discretion, may determine. Employees and directors of the Company or its subsidiaries and independent contractors providing services to the Company or its subsidiaries are eligible to receive non-qualified options under the 1996 Plan. Members of the Committee are not eligible to receive options under the 1996 Plan during their term of service on the Committee and for a period of a year thereafter.

Option Price

         The exercise price of each option is determined by the Committee, but may not, in the case of incentive stock options, be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. In the case of non-qualified options, the option price per share may be less than, equal to or greater than the fair market value of the shares of Common Stock covered by the option on the date the option is granted. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the incentive stock option on the date the option is granted.

Acquisition of Shares

         In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the 1996 Plan, the Committee may, if this Proposal is approved by shareholders, authorize (i) the extension of a loan to the optionee by the Company, (ii) the payment by the optionee of the purchase price of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the optionee from a third party. Such loans, installment payments or guarantees may be authorized without security and, in the case of incentive stock options, the rate of interest may not be less than the higher of the prime rate of a commercial bank of recognized standing or the rate of interest imputed under Section 483 of the Code.

Terms of Options

         The Committee has the discretion to fix the term of each option granted under the 1996 Plan, except that the maximum length of term of each option is 10 years, subject to earlier termination as provided in the

1996 Plan (five years in the case of incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock).

Federal Income Tax Consequences of Non-Qualified Options

         An employee who is granted a non-qualified option under the 1996 Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a non-qualified option granted under the 1996 Plan is subject to withholding by the Company and the Company is entitled to a deduction in an amount equal to the income so realized by an option holder provided all necessary withholding requirements under the Code are met.

         Provided that an employee satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a non-qualified option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

Federal Income Tax Consequences of Incentive Stock Options

         An incentive stock option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Company will not be entitled to a deduction, on either the grant or the exercise of an incentive stock option. If the incentive stock option holder does not dispose of the shares acquired within two years after the date the incentive stock option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

         If an incentive stock option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the incentive stock option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the incentive stock option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

         An incentive stock option holder generally will recognize a long-term capital gain or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the incentive stock option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the incentive stock option holder as the result of the Disqualifying Disposition.

         The Company will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the incentive stock option holder provided all necessary withholding requirements are met.

         Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the incentive stock option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons".

Alternative Minimum Tax

         For purposes of computing the Federal alternative minimum tax with respect to shares acquired pursuant to the exercise of incentive stock options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be includible in alternative minimum taxable income in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount includible in alternative minimum taxable income will be taken into account in the year the Risk of Forfeiture ceases and will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income. In general the alternative minimum tax is the excess of 24% of alternative minimum taxable income over the regular income tax, in each case subject to various adjustments.

Deductions for Federal Income Tax Purposes

         Pursuant to the Omnibus Budget Reconciliation Act of 1993, for fiscal years beginning after January 1, 1994, the Company will not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest paid senior executive officers of the Company for the tax year. Certain performance-based compensation, including stock options, is exempt provided that the stock options are granted by a committee of the Board which is comprised solely of two or more outside directors, the plan under which the options are granted is approved by stockholders, and the plan states the maximum number of shares with respect to which options may be granted during a specified period to any employee. The Company believes that compensation related to options granted under the 1996 Plan will qualify for the exemption. Currently the Company does not have any employees earning in excess of $1,000,000.

Required Vote

         The affirmative vote of holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting is required to approve the 1996 Plan pursuant to the following resolution:

                  "RESOLVED, that the Company's 1996 Stock Option Plan be approved in the form annexed as Exhibit A to the Company's Proxy Statement dated February 9, 1996."

          The Board of Directors recommends that you vote FOR the ratification and approval of the Ark Restaurants Corp. 1996 Stock Option Plan.


         PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         It is proposed that shareholders ratify the appointment by the Board of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 28, 1996. The Company expects representatives of Deloitte & Touche LLP to be present at the Meeting and available to respond to appropriate questions submitted by shareholders. Such representatives will also be accorded an opportunity at such time to make such statements as they may desire.

         Approval by the shareholders of the appointment of independent auditors is not required, but the Board deems it desirable to submit this matter to shareholders. If holders of a majority of the outstanding shares of Common Stock present and voting at the meeting do not approve the appointment of Deloitte & Touche LLP, the selection of independent auditors will be reconsidered by the Board.

         The Board recommends that you vote FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the NASDAQ/National Market System. Officers, directors and greater than ten percent stockholders are required by the Commission's regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1995.


                                VOTING PROCEDURES

         Pursuant to Securities and Exchange Commission rules, a designated blank space is provided on the proxy card to withhold authority to vote for one or more nominees for director and boxes are provided on the proxy card for shareholders to mark if they wish to abstain on Proposals 2 and 3. Votes withheld in connection with the election of one or more of the nominees for director will not be counted in determining the votes cast and will have no effect on the vote. Abstentions and broker non-votes in connection with the approval of the 1996 Stock Option Plan will have the effect of a negative vote. Abstentions are not counted in determining the votes cast with respect to the ratification of the selection of independent auditors and will have no effect on the vote.

         Under the rules of the National Association of Securities Dealers, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote upon the election of directors and the selection of independent auditors.

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



                              SHAREHOLDER PROPOSALS

         To be included in the Company's proxy statement and proxy relating to the Company's 1997 Annual Meeting of Shareholders, shareholder proposals should be received by the Company on or before October 13, 1996.

                                  ANNUAL REPORT

         The 1995 Annual Report of the Company, including financial statements, is being mailed together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy to each shareholder of record on February 8, 1996.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board is not aware of any other matters to be presented for action. However, if any other matters are properly brought before the Meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

         THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF THE COMPANY'S SHAREHOLDERS OF RECORD ON FEBRUARY 8, 1996 AND EACH BENEFICIAL SHAREHOLDER ON THAT DATE, UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 85 FIFTH AVENUE, NEW YORK, NEW YORK 10003, ATTENTION: TREASURER. REQUESTS FROM BENEFICIAL SHAREHOLDERS MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP ON THAT DATE.

         IT IS IMPORTANT THAT THE ACCOMPANYING PROXY BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       MANNER AND EXPENSES OF SOLICITATION

         The solicitation of proxies in the accompanying form is made by the Board and all costs thereof will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone, or telegraph but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of the Common Stock in their names will be requested by the Company to forward proxy material to their principals and will be reimbursed for their reasonable out-of-pocket expenses incurred in respect thereto.

                              ARK RESTAURANTS CORP.

New York, New York
February 9, 1996

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



                                                                       Exhibit A

                              ARK RESTAURANTS CORP.
                             1996 STOCK OPTION PLAN

1.    Purposes

         This Stock Option Plan (the "Plan") is intended to assist Ark Restaurants Corp. (the "Company") in attracting, maintaining and developing a strong management for the Company and its subsidiaries by encouraging ownership of Shares by officers, directors and employees. Each option granted pursuant to the Plan shall be designated at the time of grant as either an "incentive stock option" or as a "nonqualified stock option."

2.    Definitions

         For the purposes of the Plan, unless the context otherwise requires, the following definitions shall be applicable:

         (a) "Board" or "Board of Directors" means the Company's Board of Directors.

         (b)      "Code" means the Internal Revenue Code of 1986, as amended.

         (c) "Director" means any person who is a member of the Board of Directors of the Company whether or not such person is an Employee.

         (d)      "Employee"   means  an  employee  of  the  Company  or  of  a
Subsidiary (including a director or officer who is also an Employee).

         (e) "Employment" means the employment of an Employee by the Company or a Subsidiary or the service of a Director as a director of the Company.

         (f) "Fair Market Value" of the Shares means the mean between the closing bid and asked prices of publicly traded Shares as reported on the NASDAQ system (or, if the Shares are listed on a national securities exchange, the closing price on such exchange), or, if the Shares shall not then be regularly quoted on the NASDAQ system (or on any national securities exchange), as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee (as hereinafter defined) or the Board in a manner consistent with the provisions of the Code.

         (g) "ISO" means an option intended to qualify under Section 422 of the Code.

         (h)      "NQO" means an option which does not qualify as an ISO.

         (i) "Option Agreement" means a written agreement between the option holder and the Company evidencing an option granted under the Plan, consistent with the provisions of Section 6 of the Plan.

         (j) "Shares" means shares of the Company's common stock, $.01 par value, including authorized but unissued shares and shares which have been previously issued and reacquired by the Company or a Subsidiary.

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



         (k) "Subsidiary" of the Company means and includes a "Subsidiary Corporation," as that term is defined in Section 425(f) of the Code.

3.    Administration

         The Plan shall be administered by a committee (the "Committee") consisting of not less than two persons appointed by the Board of Directors, each of whom shall be a "disinterested person" as the term is defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934. Subject to the express provisions of the Plan, the Committee shall have authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the express provisions of the Plan, the Committee, in its sole discretion, shall from time to time determine the persons from among those eligible under the Plan to whom, and the time or times at which, options shall be granted, the number of Shares to be subject to each option, whether an option shall be designated an ISO or an NQO and the manner in and price at which such option may be exercised. In making such determinations, the Committee may take into account the nature and period of service rendered by the respective optionees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee shall in its discretion deem relevant. However, nothing contained herein shall be deemed to prevent the Committee, in the sound exercise of business judgment, from canceling outstanding options and reissuing new options at a lower exercise price in the event that the Fair Market Value per share of Common Stock at any time prior to the date of exercise falls below the exercise price of options granted pursuant to the Plan. Shares subject to any such canceled options shall be immediately available for reissuance under the Plan. The determination of the Committee with respect to any matter referred to in this Section 3 shall be conclusive.

4.    Eligibility for Participation

         Any Employee or Director or an independent contractor providing services to the Company or its Subsidiaries shall be eligible to receive options granted under the Plan, except that (i) only Employees (including a director or officer who is also an Employee) shall be eligible to receive ISOs, and (ii) members of the Committee are not eligible to receive options under the Plan during their term of service on the Committee and for a period of one year thereafter.

5.    Limitation on Shares Subject to the Plan

         (a) Subject to adjustment as hereinafter provided, no more than 135,000 Shares may be issued pursuant to the exercise of options granted under the Plan. If any option shall expire or terminate for any reason, without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

         (b) Subject to adjustment as hereinafter provided, (i) no Employee may be granted ISOs to purchase more than an aggregate of 50,000 Shares under the Plan, and (ii) no Employee may be granted options to purchase more than an aggregate of 25,000 Shares during any period of 12 consecutive months.

6.    Terms and Conditions of Options

         Each option granted under the Plan shall be subject to all of the applicable terms and conditions of the Plan and shall be evidenced by an Option Agreement. The Option Agreement shall contain such terms and conditions not inconsistent with the Plan as the Committee may deem appropriate, including, among other things, when and to what extent the option is exercisable, the number of Shares that may be purchased upon exercise of an option, the price at which each Share may be purchased pursuant to the exercise of an option, the conditions to the exercise of any option and the option holder's obligation to remain in the continuous employment with or service to the Company. The provisions of Option Agreements need not be identical. Without limiting the foregoing, each option granted under the Plan shall be subject to the following terms and conditions:

         (a) Except as provided in Subsection (i), the option price per Share shall be determined by the Committee, but shall not, in the case of ISOs, be less than 100% of the Fair Market Value of a Share on the date the option is granted. In the case of NQOs, the option price per share may be less than, equal to or greater than the Fair Market Value of a Share on the date of grant. The Committee may modify the option price of outstanding options or cancel such options and grant new options in lieu thereof at a new option price, provided that in the case of ISOs the option price of such modified or new option may not be less than 100% of the Fair Market Value of a Share on the date of such action by the Committee.

         (b) Each option shall expire ten years from the date of grant unless the Committee, in its discretion, fixes a shorter term, subject to earlier termination as provided herein.

         (c) If an option holder dies while he is an Employee or a Director or within three months after the termination of such option holder's Employment by reason of retirement with the written consent of the Company or a Subsidiary, such option may, to the extent that the option holder was entitled to exercise such option on the date of his death, be exercised within one year after his death by his personal representative or representatives or by the person or persons to whom the option holder's rights under the option shall pass by will or by the applicable laws of descent and distribution; provided, however, that an option may not be exercised to any extent by anyone after its expiration.

         (d) In the event that an option holder shall voluntarily retire or quit his Employment without the written consent of the Company or a Subsidiary or if the Company or a Subsidiary shall terminate the Employment of an option holder for cause, the options held by such holder shall forthwith terminate. If an option holder shall voluntarily retire or quit his Employment with the written consent of the Company or a Subsidiary, or if the Employment of an option holder shall have been terminated by the Company or a Subsidiary for reasons other than cause, such option holder may (unless his option shall have previously expired pursuant to the provisions hereof) exercise his option at any time prior to the expiration of the original option period or the expiration of three months from the termination of his Employment, whichever shall first occur, to the extent of the number of Shares subject to such option which were purchasable by him on the date of termination of his employment. Options granted under the Plan shall not be affected by any change of employment so long as the option holder continues to be an Employee or Director.

         (e) Each option shall be nontransferable by the option holder otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder solely by him.

         (f) Payment of the option price shall be made to the Company at the time the option is exercised either (i) in cash (including check, bank draft or money order), or (ii) at the discretion of the Committee, by delivering Shares already owned by the option holder and having a Fair Market Value on the date of exercise equal to the option price of the option or a combination of such Shares and cash, or (iii) by any other proper method specifically approved by the Committee.

         (g) In order to assist an optionee in the exercise of an option granted under the Plan, the Committee or Board may, in its discretion, authorize, either at the time of the grant of the option or thereafter (a) the extension of a loan to the optionee by the Company, (b) the payment by optionee of the purchase price of the Common Stock in installments, (c) the guarantee by the Company of a loan obtained by the optionee from a third party or (d) make such other reasonable arrangements to facilitate the exercise of options in accordance with applicable law. The Committee or Board shall authorize the terms of any such loan, installment payment arrangement or guarantee, including the interest rate (which, in the case of incentive stock options, shall be not less than the higher of (i) the "prime rate" as from time to time in effect of a commercial bank or recognized standing, and (ii) the rate of interest from time to time imputed under Section 483 of the Code) and terms of repayment thereof, and shall cause the instrument evidencing any such option to be amended, if required, to provide for any such extension of credit. Loans, installment payment arrangements and guarantees may be authorized without security, and the maximum amount of any such loan or guarantee shall be the purchase price of the Common Stock being acquired, plus related interest payments.

         (h) To the extent that the aggregate Fair Market Value (determined at the time an ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries exceeds $100,000, such ISOs will be treated as NQOs. The foregoing rule shall be applied by taking ISOs into account in the order in which they were granted. In the event outstanding ISOs granted to an Employee become immediately exercisable under Section 7(a) hereof, such ISOs will, to the extent the aggregate Fair Market Value thereof exceeds $100,000, be treated as NQOs.

         (i) An ISO may be granted to an Employee owning, or who is considered as owning by applying the rules of ownership set forth in Section 424(d) of the Code, over 10 percent of the total combined voting power of all classes of capital stock of the Company or any Subsidiary if the option price of such ISO equals or exceeds 110% of the Fair Market Value of a Share subject to the ISO and such ISO shall expire not more than five years from the date of grant.

         (j) Options may be terminated at any time by agreement between the Company and the option holder.

         (k) Nothing herein contained shall impose upon the Company the obligation to continue the employment or other service of any option holder. The rights of the Company to terminate the employment or service of an option holder shall not be diminished or affected by reason of the granting of an option.


7.    Adjustments Upon Changes in Capitalization

         (a) New option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing or the provisions of Section 7(b) hereof, in the event such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be a surviving entity or (iii) upon a transfer of substantially all of the assets of the Company or more than 80% of the outstanding Shares; provided, however, that each option holder shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization or similar occurrence, to exercise any unexpired option rights granted hereunder whether or not then exercisable.

         (b) The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Shares of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate option price.

         (c) Adjustments under this Section 7 shall be made by the Committee, whose determination as to what adjustment, if any, shall be made, and the extent thereof, shall be final.

8.    Privileges of Stock Ownership

         No option holder shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to him

9.    Securities Regulation

         (a) Each option shall be subject to the requirement that if at any time the Board shall in its discretion determine that the listing, registration or qualification of the Shares subject to such option upon any securities exchange or under any Federal or state law, or the approval or consent of any governmental regulatory body, is necessary or desirable in connection with the issuance or purchase of Shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, approval or consent shall have been effected or obtained free from any conditions not reasonably acceptable to the Board.

         (b) Unless at the time of the exercise of an option and the issuance of the Shares thereby purchased by an option holder hereunder there shall be in effect as to such Shares a Registration Statement under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission, the option holder exercising such option shall deliver to the Company at the time of exercise a certificate (i) acknowledging that the Shares so acquired may be "restricted securities" within the meaning of Rule 144 promulgated under the Act, (ii) certifying that he is acquiring the Shares issuable to him upon such exercise for the purpose of investment and not with a view to their sale or distribution; and (iii) containing such option holder's agreement that such Shares may not be sold or otherwise disposed of except in accordance with applicable provisions of the Act. The Company shall not be required to issue or deliver certificates for Shares until there shall have been compliance with all applicable laws, rules and regulations, including the rules and regulations of the Securities and Exchange Commission.

10.    Amendment, Suspension and Termination of the Plan

         The Committee may at any time amend, suspend or terminate the Plan, provided that, except as set forth in Section 7 above, no amendment may be adopted which would:

         (a) increase the maximum number of Shares which may be issued pursuant to the exercise of options granted under the Plan;

         (b) permit the grant of any ISO under the Plan with an option price less than 100% of the Fair Market Value of the Shares at the time such ISO is granted;

         (c)      change the provisions of Section 4; or

         (d) extend the term of ISOs or the period during which ISO may be granted under the Plan.

         Unless the Plan shall theretofore have been terminated by the Committee, the Plan shall terminate on January 9, 2006. No option may be granted during the term of any suspension of the Plan or after termination of the Plan. The amendment or termination of the Plan shall not, without the written consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

11.    Effective Date

         Subject to stockholder approval, the effective date of the Plan shall be January 10, 1996.

                                  APPENDIX 1
                                  PROXY CARD


                              ARK RESTAURANTS CORP.

                    Proxy Solicited by the Board of Directors
                     for the Annual Meeting of Shareholders

                                 March 19, 1996

         THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ROBERT TOWERS and DONALD D. SHACK, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, March 19, 1996 at 10:00 A.M. local time at Bryant Park Grill, 25 West 40th Street, New York, New York, and at all adjournments thereof. The shares represented by this Proxy will be voted as indicated below upon the following matters, all more fully described in the Proxy Statement.


                               (See reverse side)

(1)   Election of a board of seven directors

                                                                            WITHHOLD AUTHORITY
              Nominee                          VOTE FOR                         TO VOTE FOR
              -------                          --------                         -----------
              Ernest Bogen                       [ ]                                [ ]
              Michael Weinstein                  [ ]                                [ ]
              Vincent Pascal                     [ ]                                [ ]
              Robert Towers                      [ ]                                [ ]
              Andrew Kuruc                       [ ]                                [ ]
              Donald D. Shack                    [ ]                                [ ]
              Jay Galin                          [ ]                                [ ]


(2)   Approval of the Ark Restaurants Corp. 1996 Stock Option Plan.

                            FOR  [ ]       AGAINST  [ ]      ABSTAIN  [ ]

(3) Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the 1996 fiscal year.

                            FOR  [ ]       AGAINST  [ ]      ABSTAIN  [ ]

(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE  SHARES  REPRESENTED  BY THIS  PROXY  WILL BE VOTED IN  ACCORDANCE  WITH THE
INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY
THIS PROXY WILL BE VOTED IN FAVOR OF  ELECTION  OF THE  NOMINEES  FOR  DIRECTORS
DESIGNATED BY THE BOARD OF DIRECTORS AND FOR ITEMS 2 and 3.



                                    Dated: _______________________________, 1996

                                    --------------------------------------------

                                    --------------------------------------------
                                    NOTE:Please  sign  exactly  as your  name or
                                    names appear  hereon.  Joint  owners  should
                                    each  sign   personally.   When  signing  as
                                    executor,    administrator,     corporation,
                                    officer,   attorney,   agent,   trustee   or
                                    guardian,  etc.,  please add your full title
                                    to your signature.



NOTE:  PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS
PURPOSE.  NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.





